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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 17, 2001

                                A V N E T, I N C.

             (Exact name of Registrant as Specified in its Charter)

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            New York                           1-4224                     11-1890605
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
 (State or Other Jurisdiction               (Commission                (I.R.S. Employer
         of Incorporation)                  File Number)               Identification No.)

2211 South 47th Street, Phoenix, Arizona                                      85034
----------------------------------------                                      -----
(Address of Principal Executive Offices)                                    (Zip Code)
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Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable

          (Former Name or Former Address if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

                  (a)      Inapplicable

                  (b)      Inapplicable.

                  (c)      Exhibits:

                           99.      Press Release of Avnet, Inc. dated
                                    January 17, 2001


Item 9.  Regulation F-D Disclosure.

         The press release of Avnet, Inc. issued on January 17, 2001 is being filed as Exhibit 99 hereto.

         Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet's future financial performance during discussions with investors, the media, investment analysts, and others. To the extent management's expectations differ during those discussions from the comments made by management in Avnet's quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet's web site.



No other item of this report form is presently applicable to the Registrant.



                                S I G N A T U R E


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      AVNET, INC.
                                                      (Registrant)


Date: January 17, 2001                      By:/s/ Raymond Sadowski
                                                _________________________
                                                Raymond Sadowski
                                                Senior Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit Number                                       Description of Exhibit
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     99                                              Press Release of Avnet, Inc.
                                                     dated January 17, 2001
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